-----------------------------------------
                                 S E L I G M A N


                               [GRAPHIC OMITTED]


                                    SELIGMAN

                                 COMMUNICATIONS

                                 AND INFORMATION

                                   FUND, INC.

--------------------------------------------------------------------------------

   Seeking Capital Gain by Investing in Companies Operating in All Aspects of
               Communications, Information, and Related Industries


                        DECEMBER 31, 1997 o ANNUAL REPORT

================================================================================

Over the Long Term -- J. & W. Seligman & Co. Incorporated

--------------------------------------------------------------------------------

TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

   Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

SELIGMAN COMMUNICATIONS AND INFORMATION FUND

   Seligman Communications and Information Fund, established June 23, 1983, seeks capital gain by investing primarily in the securities of companies operating in all aspects of the communications, information, and related industries. Since its inception, Seligman Communications and Information Fund has helped investors pursue their financial goals.

[PHOTO OMITTED]
James, Jesse, and Joseph Seligman

--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Tax Status of 1997 Distribution ...........................................    5
Performance Overview ......................................................    6
Portfolio Overview ........................................................    8
Portfolio of Investments ..................................................   10
Statement of Assets and Liabilities .......................................   15
Statement of Operations ...................................................   16
Statements of Changes in Net Assets .......................................   17
Notes to Financial Statements .............................................   18
Financial Highlights ......................................................   21
Report of Independent Auditors ............................................   23
Board of Directors and Executive Officers .................................   24
Glossary of Financial Terms ...............................................   25

"Your Fund's broad charter allows it to participate in all aspects of the information explosion. Portfolio policy focuses on providing a broadly diversified base of companies with unique products and services and dominant positions in their niches of the marketplace."

                                                               -- Fred E. Brown,
                                                                   Fund Chairman
                                                                       1984-1988

"Today, we are on the cutting edge of a new world of technology and have entered into an incredible information revolution that has far-reaching potential. The explosive growth of personal computers in the home, advances in microprocessor circuitry, the Internet and its proliferating services, and the expansion of networking capabilities are among the exciting developments offering new investment opportunities."

                                                           -- William C. Morris,
                                                                   Fund Chairman
                                                                    1989-Present

================================================================================

To the Shareholders

   Nineteen ninety-seven was a challenging but rewarding year for Seligman Communications and Information Fund. The Fund posted a 22.95% total return based on the net asset value of Class A shares. This return significantly outperformed the 10.65% average total return of its peers, as measured by the Lipper Science & Technology Funds Average.

   This was the seventh year of economic expansion in the US, with real domestic growth of 3.8%. Consumer price inflation slowed to under 2%, interest rates moved steadily lower, productivity rose, and unemployment levels reached 27-year lows. Meanwhile, the federal budget deficit virtually disappeared and corporate profits posted a third consecutive year of strong gains. Despite year-end problems in Asia, the domestic business environment was favorable.

   During 1997, the equity markets, as measured by the Standard & Poor's 500 Composite Stock Price Index, had a total return of 33.36%. However, much of this gain occurred in the first seven months. Technology stocks, in particular, were subject to wide fluctuations throughout the year, with selloffs in the sector from February to May, and again in November and December. Within the technology sector, the largest companies were generally the strongest performers due to their more reliable earnings profiles. However, not all large-capitalization technology stocks had a successful year, and earnings disappointments triggered severe price corrections in select stocks.

   The last quarter of the year was the most difficult, as negative earnings announcements from bellwether stocks such as Oracle Systems and fears regarding the impact of the Asian crisis on the sector led to a pronounced selloff of technology stocks. Semiconductor companies, which had performed strongly until October, were particularly affected by the anticipated reduction in Asian demand for technology. Further, the growing popularity of low-cost personal computers
(PCs) caused concern regarding the future profitability of PC manufacturers. Nevertheless, technology stocks ended the year with a rally, as investors took advantage of the buying opportunities found in the sector.

   Although technology stocks were seriously impacted in the aftermath of the October 27, 1997, stock market correction, we believe there remains a great deal of opportunity in the sector. However, it is possible that certain areas within the technology universe will be adversely impacted by the Asian crisis. The Fund's new investments will, therefore, be more focused on domestically-oriented stocks that are not as dependent on the Asian markets for growth.

   The outlook for US corporate profits in 1998 is uncertain due to expectations of more modest economic growth and the unforeseeable effect of the Asian crisis on corporate profitability and the economy. There is a risk of temporary price deflation linked to the Asian crisis, as those economies seek to export their way out of trouble. Barring problems caused by the tightness of the labor market, we expect a continuation of the current low-inflation and low-interest-rate environment.

   We believe that difficult market environments will highlight the strengths of active management. Volatility can also serve as a reminder of the importance of a long-term investment strategy, putting the short-term fluctuations of the markets and technology stocks in perspective. While the degree of the day-to-day changes that affect technology stocks can be intimidating, it serves to remember that there is a risk/reward tradeoff. The Fund, while vulnerable to the market's temporary gyrations, has historically offered superior returns over the long term. Finally, creating and maintaining a personal investment portfolio that is diversified across asset classes and industry groups can limit the impact of shifts in the market environment.

   Thank you for your continued interest in Seligman Communications and Information Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, the Fund's portfolio of investments, and financial statements, follow this letter. Additional information on the Fund's investment results appears starting on page 6.

By order of the Board of Directors,


/s/ William Morris

William C. Morris
Chairman


                                                               /s/ Brian T. Zino

                                                                   Brian T. Zino
                                                                       President

January 30, 1998


                                                                           -----

================================================================================

Interview With Your Portfolio Manager, Paul H. Wick

Q. How did Seligman Communications and Information Fund perform in 1997?

A. Seligman Communications and Information Fund's total return based on the net asset value of Class A shares was 22.95% for the year. While the Fund vastly outperformed the 10.65% average total return of its peers, as measured by the Lipper Science & Technology Funds Average, it lagged the 33.36% total return of the Standard & Poor's 500 Composite Stock Price Index. After an auspicious start to the second half of the year, technology stocks gave up significant ground late in the fourth quarter as the Asian financial crisis intensified.

Q. Which of the Fund's industries performed best in 1997?

A. The clear standout in 1997 was the radio broadcasting industry, which benefited from a strong advertising market and continued consolidation.

      Also posting favorable results was the data storage market, where Fund holdings benefited from insatiable storage demand, stable pricing, and gains in market share.

Q. Which of the Fund's industries impaired results in 1997?

A. The weakest area in the portfolio was the networking industry. Numerous issues impacted this group in 1997:

   o The 56 Kilobit (56K) modem standard was delayed into 1998, hurting overall modem sales. The Fund's investments in 3Com and Diamond Multimedia were therefore sold;

   o Rapid advances in semiconductor technology reduced product prices, pressuring the revenue growth of many networking equipment vendors; and

   o The networking industry's growth slowed from 30% two years ago to 15% in 1997, reflecting maturing markets in the US and Europe, Asian weakness, and declining sales prices.

Q. What is your outlook on semiconductor capital equipment stocks?

A. The 1998 growth projections for worldwide semiconductor capital equipment spending fell from as high as 20% to zero or below in less than three months. In that period, the prices of chip equipment stocks fell as much as 50%.

      Nevertheless, we retained our positions for a number of reasons. First, most of the portfolio's investments in the sector are gaining market share, particularly against Japanese competitors. As a result, we expect the equipment companies held in the Fund to grow revenues by as much as 20% in 1998 despite Asian spending cutbacks. Second, profit margins for the leading companies have been rising over time, reflecting increased competitive barriers for newcomers and fewer industry players. Finally, valuations are compelling, with most companies selling at low multiples of their earnings, book values, and sales.

Q. What is the state of the memory chip market and how will it affect the Fund?

A. In 1997, most memory chips, particularly DRAM circuits, experienced a second consecutive year of significant price declines. This drop played a major role in making personal

--------------------------------------------------------------------------------

[PHOTO OMITTED]

Seligman Technology Team: (standing) Paul Krieger, Shanean Austin
(Administrative Assistant), Patrick Renda, Lawrence Rosso, Storm Boswick, Carolyn Rogers, (seated) Paul Wick (Portfolio Manager)

A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the managements of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy and sell policies are followed.

--------------------------------------------------------------------------------


-----
2

================================================================================

Interview With Your Portfolio Manager, Paul H. Wick

   computers (PCs) more affordable. For example, a PC buyer paid $400 for 16 megabytes of memory in late 1995; today, 32 megabytes of DRAM cost approximately $60 in a typical PC. The DRAM industry has suffered from overcapacity for some time, and the recent Asian crisis magnified the problem as South Korean chip companies liquidated inventories to obtain US dollars.

      Additionally, within the past few months, the major South Korean DRAM suppliers -- Samsung, Hyundai, and LG Semicon -- all announced large cuts to their capital spending plans for 1998. We expect the leading Japanese DRAM companies to do the same. These actions will likely hinder the near-term results of the Fund's holdings in the semiconductor capital equipment industry. However, these spending cuts should help rehabilitate the global chip industry and should prove an overall positive for the industry's long-term health.

Q. How will the sub-$1,000 PC affect the technology sector?

A. The term "sub-$1,000 PC" usually refers to a PC without a monitor or speakers; when these and other features are added, prices typically rise to $1,100-$1,400. Nevertheless, there is clearly a trend toward lower-priced PCs for several reasons. First, virtually all PC components have rapidly declined in price, particularly DRAM chips, disk drives, microprocessors, and multimedia circuits. Second, greater market share concentration in the PC industry is an important factor, as larger PC companies like Compaq Computer and Dell Computer are translating discounts on high-volume component orders into lower prices for consumers. Finally, technology advances in hardware have recently overtaken the functional requirements of most software programs. As a result, consumers have become increasingly aware that they no longer need to invest in high-end PCs to have their computing needs met.

      While the trend towards cheaper PCs benefits consumers, it has created difficulties in the technology industry. Cheaper PCs generally are configured with smaller disk drives, less memory, and low-grade audio chips and microprocessors. This trend hurts component suppliers. In addition, PC resellers and retailers, and the PC companies themselves, garner far less revenue and profit per unit sold.

Q. What are some of the possible ramifications of the Asian financial crisis on US technology stocks?

A. The dramatic fall in value of Asian currencies relative to the US dollar, Japanese yen, and other "hard currencies" is likely to result in weakened global growth. In general, Asian demand for imported technology will be significantly reduced. This situation is exacerbated by the significant US dollar-denominated borrowings of many Asian companies, and the liquidity problems impacting the Asian banking sector. Additionally, the Asian crisis has negative implications for an already weak Japanese economy. Asia has historically been a critical export market for Japan, and Japanese banks have numerous questionable loans in the affected Asian countries.

      The sum of these problems is that US technology companies will have fewer export opportunities, and may have difficulty competing with Japanese products, which benefit from the weakened yen.

Q. Which areas within the technology sector appear strongest heading into 1998?

A. The Fund has increased its positions in the rapidly-growing industries most likely to be unscathed by the Asian crisis:

   o Data storage companies are capitalizing on companies' increasing demands for fast access to "mission-critical" data like inventories and customer orders;

   o Entertainment software companies are benefiting from the continued growth in the installed base of consumer PCs and videogame machines like the Sony Playstation;

   o Information services and computer software companies have seen accelerated growth from their products addressing the "Year 2000" problem;

   o Mechanical and integrated circuit design software firms have all benefited from consolidation in their industries; and

   o Radio broadcasting companies continue to take advertising share from other media sectors.

Q. What are some of the necessary catalysts to reaccelerate the broad technology markets?

A. Obviously, currency stabilization and continued economic growth in Asia would be helpful to the world's technology industries. However, we believe new products are likely to play a major role in the next 12 months:

   o Intel's new 440BX core logic chipset, due in April, significantly expands the performance of Pentium-II-based PCs, accelerating the industry's transition to the Pentium-II and perhaps reducing the rate of PC price declines;

   o The shift in industry standards to 56K modems will soon be final, reversing the 1997 stall in the modem upgrade market;


                                                                           -----

================================================================================

Interview With Your Portfolio Manager, Paul H. Wick

   o Cable and Asynchronous Digital Subscriber Line (ADSL) modems will commence widespread deployment in 1998, offering Internet users even faster access to on-line information;

   o Internet appliances, such as WebTV and Internet telephones, could achieve significant sales volume in 1998; and

   o DVD players and high-definition televisions will likely become mass-market consumer items over the next two years.

Q. What is your overall outlook for the Fund?

A. As we go to press, the trend in earnings-estimate revisions for technology companies has been mostly downward in the past four months. At the same time, there is considerable uncertainty, given the turbulence in Asia. Undoubtedly, 1998 will be challenging for technology investors.

      Nevertheless, we remain optimistic regarding the Fund's long-term appreciation potential and anticipate a more positive environment in the second half of 1998. Our reasoning is as follows:

   o The prices of US technology stocks have already been discounted for a great deal of bad news, as reflected in their low absolute and relative valuations;

   o Semiconductor capital spending cutbacks in South Korea and Japan will help restore the global chip industry's long-term health;

   o New operating systems from Microsoft and chipsets from Intel will move the PC industry back toward high-performance machines with more memory and faster processors;

   o Dramatic improvements in communications bandwidth, likely to be seen in late 1998 and early 1999, should spur accelerated development of the Internet and renewed growth for technology in general; and

   o By mid-1998, investors should include 1999 earnings expectations in their valuations of technology companies.


-----
4

================================================================================

Federal Tax Status of 1997 Gain Distribution for Taxable Accounts

   The distribution of $5.937 per share, consisting of $3.002 from net long-term gain and $2.935 from net short-term gain, realized on investments from November 1996 to October 1997, was paid on November 21, 1997, to Class A, B, and D shareholders. The federal Taxpayer Relief Act of 1997 modified the classification of long-term capital gains to include a "28% Rate Gain" category. Please note that 51% of the November 1997 long-term capital gain distribution is categorized as "28% Rate Gain."

   The long-term gain distribution is designated a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1997 as a long-term gain from the sale of capital assets, no matter how long you may have owned your shares, or whether the distribution was received in shares or in cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. The net short-term gain is taxable as ordinary income whether paid to you in shares or in cash.

   If the distribution was received in shares, the per share cost basis for federal income tax purposes is $24.41 for Class A shares, $23.07 and $23.05 for Class B and D shares, respectively.

   A year-end statement of account showing activity for 1997, a Form 1099-DIV, and if applicable, a Form 1099-B has been mailed to each shareholder. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.


                                                                           -----

================================================================================

Performance Overview

   This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the initial 4.75% maximum sales charge, for the 10-year period ended December 31, 1997, to a $10,000 investment made in the Lipper Science &Technology Funds Average (Lipper Science &Technology Average), and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Communications and Information Fund Class B and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Science &Technology Average excludes the effect of sales charges and the S&P500 excludes the effect of fees and sales charges.

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL]

              Seligman Communications and Information Fund Class A

                                                    Lipper Science &
             W/O Sales Charge   With Sales Charge  Technology Average   S&P 500
             ----------------   -----------------  ------------------   -------
12/31/87          10,000             9,523              10,000           10,000
3/31/88           10,294             9,804              10,481           10,569
6/30/88           11,011            10,486              11,441           11,273
9/30/88           10,334             9,841              10,484           11,311
12/31/88          10,733            10,222              10,485           11,661
3/31/89           11,618            11,064              10,776           12,487
6/30/89           12,716            12,110              11,605           13,590
9/30/89           14,283            13,602              12,706           15,046
12/31/89          13,966            13,300              12,646           15,356
3/31/90           14,726            14,024              13,387           14,893
6/30/90           15,928            15,168              15,011           15,830
9/30/90           10,968            10,446              11,025           13,655
12/31/90          12,420            11,828              12,811           14,879
3/31/91           16,789            15,988              16,549           17,040
6/30/91           14,828            14,122              15,203           17,001
9/30/91           17,013            16,202              17,016           17,911
12/31/91          19,239            18,322              19,225           19,412
3/31/92           19,871            18,924              19,396           18,921
6/30/92           17,859            17,008              18,006           19,280
9/30/92           17,925            17,071              18,797           19,887
12/31/92          22,570            21,494              22,336           20,888
3/31/93           22,882            21,791              22,737           21,801
6/30/93           25,744            24,517              24,773           21,907
9/30/93           29,726            28,309              27,291           22,473
12/31/93          30,497            29,044              27,597           22,994
3/31/94           31,837            30,320              28,102           22,123
6/30/94           29,385            27,984              26,246           22,215
9/30/94           38,127            36,310              30,432           23,302
12/31/94          41,263            39,296              32,356           23,297
3/31/95           47,066            44,822              34,523           25,566
6/30/95           61,076            58,165              41,518           28,008
9/30/95           69,135            65,840              48,143           30,234
12/31/95          59,165            56,345              45,438           32,055
3/31/96           55,990            53,322              45,745           33,776
6/30/96           56,071            53,398              48,882           35,292
9/30/96           59,515            56,678              52,869           36,383
12/31/96          66,227            63,071              55,284           39,417
3/31/97           64,509            61,434              50,274           40,474
6/30/97           75,608            72,004              59,465           47,540
9/30/97           94,397            89,898              70,904           51,101
12/31/97          81,425            77,543              61,173           52,569

   A fund that concentrates its investments in one economic sector may be subject to greater share price fluctuations than a more diversified fund.

   The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.


-----
6

================================================================================

Performance Overview

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended December 31, 1997

                                                               AVERAGE ANNUAL
                                         --------------------------------------------------------
                                                                          CLASS B       CLASS D
                                                                           SINCE         SINCE
                                 SIX      ONE       FIVE       10        INCEPTION     INCEPTION
                               MONTHS*    YEAR      YEARS     YEARS       4/22/96       5/3/93
                               -------   -------   -------   --------   -----------   -----------
CLASS A**
With Sales Charge                2.57%    17.12%    28.01%     22.73%        n/a          n/a
Without Sales Charge             7.69     22.95     29.25      23.33         n/a          n/a

CLASS B**
With CDSL+                       2.95     17.11       n/a        n/a       17.03%         n/a
Without CDSL                     7.21     21.96       n/a        n/a       19.14          n/a

CLASS D**
With 1% CDSL                     6.32     20.89       n/a        n/a         n/a          n/a
Without CDSL                     7.17     21.86       n/a        n/a         n/a        30.65%

LIPPER SCIENCE & TECHNOLOGY
AVERAGE***                       2.87     10.65     22.32      19.85       11.86++      24.41+++

S&P 500***                      10.58     33.36     20.27      18.05       29.25++      21.39+++

NET ASSET VALUE

                    DECEMBER 31, 1997     JUNE 30, 1997     DECEMBER 31, 1996
                    -----------------     -------------     -----------------
CLASS A                  $23.25              $26.84              $23.51
CLASS B                   21.94               25.73               22.62
CLASS D                   21.91               25.71               22.61

CAPITAL GAIN INFORMATION
For The Year Ended December 31, 1997

PAID                       $5.937
REALIZED                    4.553
UNREALIZED                  1.062(o)

   The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
   *  Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
  *** The Lipper Science & Technology Average is an average of 57 science and technology funds and excludes the effect of the sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The S&P 500 is an unmanaged index that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.
   +  The CDSL is 5% for periods of one year or less, and 4% since inception.
   ++ From April 30, 1996.
  +++ From April 30, 1993.
  (o) Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1997.


                                                                           -----

================================================================================

Portfolio Overview

DIVERSIFICATION OF ASSETS
December 31, 1997

                                                                                       PERCENT OF NET ASSETS
                                                                                             DECEMBER 31,
                                                                                       ---------------------
                                                ISSUES       COST            VALUE        1997      1996
                                                ------  --------------  --------------   -----     ------
Short-Term Holdings and
Other Assets Less Liabilities                      2    $  220,221,559  $  220,221,559     4.9       0.5
                                                 ---    --------------  --------------   -----     -----
Stocks and Convertible Issues:
   Communications Infrastructure ...........      13       323,993,522     312,051,637     6.8      18.1
   Computer Hardware/Peripherals ...........      12       794,427,998     870,201,437    19.1      25.7
   Computer Software .......................      18       710,449,362     734,283,594    16.1      14.7
   Contract Manufacturing/Circuit Boards ...       4       194,621,738     184,395,781     4.0       2.7
   Electronics Capital Equipment ...........      13       800,301,019     719,251,209    15.8       7.4
   Information Services ....................       8       317,302,482     347,286,563     7.6       3.5
   Internet/On Line ........................      --                --              --      --       1.8
   Media ...................................      10       319,553,667     517,789,688    11.4       3.6
   Semiconductors ..........................      13       617,674,990     607,722,112    13.3      19.8
   Telecommunications ......................       3        47,384,939      44,544,812     1.0       0.6
   Miscellaneous ...........................      --                --              --      --       1.6
   Other ...................................       1                --         442,500      --        --
                                                 ---    --------------  --------------   -----     -----
                                                  95     4,125,709,717   4,337,969,333    95.1      99.5
                                                 ---    --------------  --------------   -----     -----
Net Assets .................................      97    $4,345,931,276  $4,558,190,892   100.0     100.0
                                                 ===    ==============  ==============   =====     =====

LARGEST INDUSTRIES
At December 31, 1997


    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                               LARGEST INDUSTRIES
                              At December 31, 1997

                                                           Percent of
                                                           Net Assets
                                                           ----------
         Computer
         Hardware/
         Peripherals                 $870,201,437               19.1%

         Computer
         Software                    $743,283,594               16.1%

         Electronics
         Capital
         Equipment                   $719,251,209               15.8%

         Semiconductors              $607,722,112               13.3%

         Media                       $517,789,866               11.4%


-----
8

================================================================================

Portfolio Overview

LARGEST PORTFOLIO CHANGES
During Past Six Months

                                        SHARES
                                -----------------------
                                              HOLDINGS
ADDITIONS                       INCREASE      12/31/97
---------                       ---------     ---------
Atmel.........................  1,000,000     1,000,000
Creative Technology...........  2,750,000     4,250,000
Electronics for Imaging.......  3,000,000     4,600,000
First Data....................  2,400,000     2,400,000
Galileo International.........  1,850,000     1,850,000
Gartner Group (Class A).......  2,025,000     2,025,000
Jabil Circuit.................  1,400,000     1,400,000
Network Associates............    910,000     2,400,000(1)
Sanmina.......................    930,000       930,000
Teradyne......................  1,350,000     3,250,000

                                        SHARES
                                -----------------------
                                              HOLDINGS
REDUCTIONS                      DECREASE      12/31/97
----------                      ---------     ---------
Advanced Micro Devices........  3,000,000          --
Altera........................    600,000       500,000
Analog Devices................  1,700,000          --
BMC Software..................  1,700,000          --
Linear Technology.............    800,000          --
Maxim Integrated Products.....    506,000     2,563,000(2)
Quantum.......................  3,500,000          --
SCI Systems...................  1,050,000(3)       --
Western Digital...............  2,100,000          --
WorldCom......................  1,400,000          --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1) Includes shares from the purchase and merger of McAfee Associates and Network General into Network Associates.
(2) Includes 1,269,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 450,000 shares received as a result of a 2-for-1 stock split.

LARGEST PORTFOLIO HOLDINGS
At December 31, 1997

SECURITY                                    VALUE
--------                                --------------
EMC...........................           $193,434,375
Storage Technology............            148,650,000
CBS...........................            147,187,500
Network Associates............            126,675,000
Parametric Technology.........            123,012,500
Chancellor Media..............            121,316,407
Synopsys......................            107,062,500
Teradyne......................            104,000,000
Lattice Semiconductor.........             99,750,000
Creative Technology...........             93,234,375


                                                                           -----

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

COMMON STOCKS  93.7%

COMMUNICATIONS
INFRASTRUCTURE  6.7%

Aspect Telecommunications*
  Developer and manufacturer
  of automated call distribution
  equipment                         1,656,000   $   34,776,000

CIDCO*(o)
  Manufacturer of telephone
  caller identification systems     1,500,000       28,593,750

Cisco Systems*
  Manufacturer of computer
  network routers and switches      1,200,000       66,975,000

Diamond Lane Communications*#
  Designer of high-speed ADSL
  modems and related networking
  equipment                           202,020        1,999,998

ECI Telecommunications (Israel)
  Manufacturer of digital
  telecommunications and data
  transmissions systems             2,350,000       60,071,875

L.M. Ericsson Telefon (ADRs)
(Sweden)
  Manufacturer of
  telecommunications equipment        150,000        5,601,563

Excel Switching*
  Designer and marketer of
  wireless switching equipment        890,000       15,964,375

Lucent Technologies
  Manufacturer of
  telecommunications equipment        150,000       11,981,250

Nokia (Class A) (ADRs) (Finland)
  Developer and manufacturer of
  telecommunications systems          116,300        8,141,000

Oak Industries*(o)
  Manufacturer of cable
  television connectors and
  fiber optics components           1,050,000       31,171,875

QUALCOMM*
  Developer, manufacturer, and
  marketer of communications
  systems and products                200,000       10,106,250

Tellabs*
  Designer, manufacturer, and
  marketer of telecommunications
  transmission equipment              600,000       31,668,750
                                                --------------
                                                   307,051,686
                                                --------------
COMPUTER HARDWARE/
PERIPHERALS  19.1%

Adaptec*
  Supplier of computer
  input/output systems              1,850,000       68,796,875

American Power Conversion*
  Manufacturer of constant
  power supply products             2,050,000       48,559,375

Creative Technology*
  Marketer of PC audio
  products                          4,250,000       93,234,375

Data General*
  Multi-processor computers
  and data storage systems          1,000,000       17,437,500

Electronics for Imaging*(o)
  Manufacturer of peripherals
  for color copiers                 4,600,000       76,331,250

EMC*
  Manufacturer of enterprise
  data storage systems              7,050,000      193,434,375

Encad*(o)
  Designer and marketer of
  wide-format printer products        750,000       20,812,500

Gateway 2000*
  Manufacturer and direct
  marketer of personal
  computers                         1,050,000       34,256,250

In Focus Systems*(o)
  Manufacturer of portable
  projection systems                  685,000       21,020,937

Lexmark International Group
(Class A)*
  Manufacturer of laser and
  inkjet printers and cartridges    2,298,500       87,343,000

Read-Rite*(o)
  Manufacturer of recording
  heads for disk drives             3,800,000       60,325,000

Storage Technology*
  Tape- and disk-based data
  storage equipment                 2,400,000      148,650,000
                                                --------------
                                                   870,201,437
                                                --------------
COMPUTER SOFTWARE  15.9%

3DO*(o)
  Developer of video game and
  PC entertainment software         2,200,000        4,778,125

----------
See footnotes on page 14.


-----
10

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

COMPUTER SOFTWARE (continued)

Activision*(o)
  Developer of video game and
  PC entertainment software         1,000,000   $   17,937,500

Ambit Design Systems*#
  Developer of integrated
  circuit design software             500,000        2,000,000

ANSYS*(o)
  Developer of engineering
  analysis software                 1,350,000        9,660,937

Cadence Design System*
  Electronic design
  automation software               2,350,000       57,575,000

CheckPoint Software Technology
  Developer of network
  "firewall" security software         50,000        2,043,750

Compuware*
  Mainframe software and
  consulting services               1,600,000       51,250,000

CrossRoads Software*#
  Developer of connecting
  software to link
  client/server applications          800,000        4,000,000

Electronic Arts*
  Developer, marketer, and
  distributor of entertainment
  software                          1,250,000       47,304,688

Gemstar International Group*
(Bermuda)
  Developer and marketer of
  proprietary VCR programming
  software                          1,075,000       25,867,188

Microsoft*
  Developer of personal
  computer operating systems
  and application software            175,000       22,613,281

Network Associates*(o)
  Supplier of network
  security and management
  solutions                         2,400,000      126,675,000

Parametric Technology*
  Developer of mechanical
  design software                   2,600,000      123,012,500

Simulation Sciences*
  Provider of application
  software for the petroleum
  and chemical industries             500,000        8,125,000

Structural Dynamics Research*(o)
  Developer of mechanical
  design software                   3,250,000       73,531,250

Synopsys*
  Developer of integrated circuit
  design software                   3,000,000      107,062,500

Viasoft*
  Software and services vendor
  specializing in "Year 2000"
  testing                             950,000       40,196,875
                                                --------------
                                                   723,633,594
                                                --------------
CONTRACT MANUFACTURING/
CIRCUIT BOARDS  4.0%

ADFlex Solutions*(o)
  Manufacturer of
  flexible circuit boards             900,000       14,681,250

Hadco*(o)
  Manufacturer of complex
  printed circuit boards            1,125,000       50,941,406

Jabil Circuit*
  Electronic contract
  manufacturing services            1,400,000       55,475,000

Sanmina*
  Manufacturer of back planes
  and provider of contract
  manufacturing services              930,000       63,298,125
                                                --------------
                                                   184,395,781
                                                --------------
ELECTRONICS CAPITAL
EQUIPMENT  15.8%

Applied Materials*
  Manufacturer of
  semiconductor fabrication
  equipment                         2,000,000       60,187,500

ASM Lithography* (Netherlands)
  Manufacturer of
  photolithography equipment          400,000       27,025,000

ASM Lithography* (Netherlands)
  Manufacturer of
  photolithography equipment          600,000       39,378,240

Asyst Technologies*(o)
  Manufacturer of miniature
  clean-room environments
  for the manufacture of
  silicon wafers                      630,000       13,860,000

----------
See footnotes on page 14.


                                                                           -----

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

ELECTRONICS CAPITAL
EQUIPMENT (continued)

Cognex*(o)
  Manufacturer of machine
  vision systems                    2,350,000     $ 64,184,375

Credence Systems*(o)
  Manufacturer of automated
  semiconductor test equipment      2,180,000       64,446,250

Electro Scientific Industries*(o)
  Manufacturer of memory
  circuit repair systems and
  circuit board drilling systems    1,110,000       42,526,875

Etec Systems*(o)
  Designer and manufacturer
  of photomask manufacturing
  systems                           1,800,000       83,587,500

Integrated Process Equipment*(o)
  Manufacturer of chemical
  mechanical polishing
  equipment                           500,000        7,890,625

KLA-Tencor*
  Manufacturer of wafer
  inspection and metrology
  equipment                         2,100,000       81,046,875

Kulicke & Soffa Industries*(o)
  Manufacturer of semiconductor
  packaging equipment               2,300,000       42,981,250

Novellus Systems*(o)
  Manufacturer of chemical vapor
  deposition equipment              2,725,000       88,136,719

Teradyne*
  Manufacturer of semiconductor
  test equipment                    3,250,000      104,000,000
                                                --------------
                                                   719,251,209
                                                --------------
INFORMATION SERVICES   7.6%

BISYS Group*
  Provider of data processing
  services for banks                1,090,000       36,378,750

Computer Sciences*
  Computer services and
  systems integration                 500,000       41,750,000

First Data*
  Transaction processing services   2,400,000       70,200,000

Galileo International
  Provider of travel reservation
  data services                     1,850,000       51,106,250

Gartner Group (Class A)*
  Provider of information
  technology consulting and
  training products                 2,025,000       75,557,813

Information Resources*
  Provider of computerized
  databases and software
  products                          1,000,000       13,437,500

Mastech*
  Provider of information
  technology services               1,150,000       36,656,250

Unisys*
  Manufacturer of business
  information systems               1,600,000       22,200,000
                                                --------------
                                                   347,286,563
                                                --------------
MEDIA  10.3%

Belo (A.H.) (Class A)*
  Diversified media company
  with interests in television,
  publishing, and electronic
  media                               825,000       46,303,125

CBS
  Radio and television
  broadcasting                      5,000,000      147,187,500

Chancellor Media*
  Radio broadcasting                1,625,000      121,316,407

CKS Group*(o)
  Internet advertising
  services                          1,025,000       14,510,156

Clear Channel Communications*
  Owner and operator of radio
  and television stations             520,000       41,307,500

Cox Radio (Class A)*
  Operator of radio stations          860,000       34,615,000

Time Warner
  Diversified media and
  entertainment company               500,000       31,000,000

Universal Outdoor Holdings*
  Outdoor advertising such
  as billboards                       600,000       31,275,000
                                                --------------
                                                   467,514,688
                                                --------------
----------
See footnotes on page 14.


-----
12

================================================================================

Portfolio of Investments
December 31, 1997

                                     SHARES         VALUE
                                     ------         -----

SEMICONDUCTORS  13.3%

Altera*
  Designer and manufacturer
  of field-programmable
  logic devices                       500,000     $ 16,578,125

Atmel*
  Manufacturer of non-volatile
  memory circuits                   1,000,000       18,593,750

Dallas Semiconductor
  Designer, manufacturer, and
  marketer of specialty
  semiconductors                    1,119,400       45,615,550

International Rectifier*
  Manufacturer of power
  semiconductors                    1,300,000       15,356,250

Lattice Semiconductor*(o)
  Designer and developer of
  programmable logic devices        2,100,000       99,750,000

Maxim Integrated Products*
  Designer and manufacturer of
  linear and mixed-signal
  integrated circuits               2,563,000       88,583,687

Microchip Technology*(o)
  Supplier of field-programmable
  microcontrollers                  2,950,000       88,684,375

National Semiconductor*
  Analog circuits and
  microprocessors                   1,300,000       33,718,750

PMC-Sierra*
  Provider of high-speed
  networking circuits               1,050,000       32,746,875

Unitrode*(o)
  Designer and manufacturer
  of analog semiconductors          1,600,000       34,400,000

Vishay Intertechnology*
  Manufacturer of capacitors,
  resistors, and discrete
  semiconductors                    2,072,000       48,951,000

VLSI Technology*(o)
  Manufacturer of application-
  specific semiconductors           2,550,000       60,243,750

Xilinx*
  Supplier of field-programmable
  gate arrays                         700,000       24,500,000
                                                --------------
                                                   607,722,112
                                                --------------

                                    SHARES OR
                                    PRIN. AMT.       VALUE
                                   ------------      ------

TELECOMMUNICATIONS  1.0%

General Communications*
  Provider of diversified
  telecommunications services
  in Alaska                         1,781,000 shs. $11,910,437

MCI Communications
  Provider of
  telecommunications
  services                            500,000       21,421,875

Millicom International Cellular*
(Luxembourg)
  Cellular services operator          300,000       11,212,500
                                                --------------
                                                    44,544,812
                                                --------------
OTHER                                                  442,500
                                                --------------

TOTAL COMMON STOCKS
(Cost $4,083,206,616)                            4,272,044,382
                                                --------------
CONVERTIBLE ISSUES  1.3%

CONVERTIBLE BONDS  0.2%
(Cost $10,003,150)

COMPUTER SOFTWARE  0.2%

Activision,
  63 1/4%, due 1/1/2005+
  Developer of
  entertainment software          $10,000,000       10,650,000
                                                --------------
CONVERTIBLE
PREFERRED STOCKS  1.1%

MEDIA  1.1%

Chancellor Media, 7%
  Radio broadcasting                  250,000 shs.  27,062,500

Chancellor Media, $3+
  Radio broadcasting                  300,000       23,212,500
                                                --------------

TOTAL CONVERTIBLE
PREFERRED STOCKS
(Cost $27,500,000)                                  50,275,000
                                                --------------
TOTAL CONVERTIBLE ISSUES
(Cost $37,503,150)                                  60,925,000
                                                --------------

----------
See footnotes on page 14.


                                                                           -----

================================================================================

Portfolio of Investments
December 31, 1997

                                    SHARES OR
                                    PRIN. AMT.       VALUE
                                   ------------      ------

PREFERRED STOCKS  0.1%
(Cost $4,999,951)

COMMUNICATIONS
INFRASTRUCTURE  0.1%

UniSite (Class C)*#
  Provider of wireless
  shared radio sites               10,796 shs.  $    4,999,951
                                                --------------

SHORT-TERM HOLDINGS  5.2%

Canadian Imperial Bank of
  Commerce, Grand Cayman
  Fixed Time Deposit
  6 5/8%, 1/2/1998               $117,700,000      117,700,000

First National Bank of
  Chicago, Grand Cayman
  Fixed Time Deposit
  6 5/8%, 1/2/1998                117,700,000      117,700,000
                                                --------------
TOTAL SHORT-TERM
HOLDINGS
(Cost $ 235,400,000)                               235,400,000
                                                --------------

                                                     VALUE
                                                     ------
TOTAL INVESTMENTS  100.3%
(Cost $4,361,109,717)                           $4,573,369,333

OTHER ASSETS
LESS LIABILITIES  (0.3)%                           (15,178,441)
                                                --------------
NET ASSETS  100.0%                              $4,558,190,892
                                                ==============

----------
*    Non-income producing security.
+    Rule 144A security.
#    Restricted securities.
(o) Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).

Descriptions of companies have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.


-----
14

================================================================================
Statement of Assets and Liabilities
December 31, 1997

ASSETS:
Investments, at value:
  Common stocks and convertible issues* (cost $4,125,709,717) ..  $4,337,969,333
  Short-term holdings (cost $235,400,000) ......................     235,400,000    $4,573,369,333
                                                                  --------------
Cash ...........................................................................           609,195
Receivable for securities sold .................................................        57,661,293
Receivable for Capital Stock sold ..............................................        30,128,895
Expenses prepaid to shareholder service agent ..................................         1,216,106
Receivable for interest and dividends ..........................................           300,195
Other ..........................................................................           118,748
                                                                                    --------------
Total Assets ...................................................................     4,663,403,765
                                                                                    --------------
LIABILITIES:
Payable for securities purchased ...............................................        71,467,264
Payable for Capital Stock repurchased ..........................................        25,290,395
Accrued expenses, taxes, and other .............................................         8,455,214
                                                                                    --------------
Total Liabilities ..............................................................       105,212,873
                                                                                    --------------
Net Assets .....................................................................    $4,558,190,892
                                                                                    ==============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.10 par value; 1,000,000,000
  shares authorized; 199,823,182 shares outstanding):
  Class A ......................................................................    $   13,364,592
  Class B ......................................................................         2,303,497
  Class D ......................................................................         4,314,229
Additional paid-in capital .....................................................     4,316,303,246
Accumulated net investment loss ................................................          (114,234)
Undistributed net realized gain ................................................         9,759,946
Net unrealized appreciation of investments .....................................       212,259,616
                                                                                    --------------
Net Assets .....................................................................    $4,558,190,892
                                                                                    ==============
NET ASSET VALUE PER SHARE:
Class A ($3,107,480,737 / 133,645,917 shares) ..................................            $23.25
                                                                                            ======
Class B ($505,342,441 / 23,034,971 shares) .....................................            $21.94
                                                                                            ======
Class D ($945,367,714 / 43,142,294 shares) .....................................            $21.91
                                                                                            ======

----------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $1,484,390,462 and a value of $1,241,662,655.
See Notes to Financial Statements.


                                                                           -----

================================================================================

Statement of Operations
For the Year Ended December 31, 1997

INVESTMENT INCOME:
Interest .................................................     $  9,197,385
Dividends ................................................        3,537,217
                                                               ------------
Total Investment Income ...................................................   $ 12,734,602

EXPENSES:
Management fee ...........................................       35,523,038
Distribution and service fees ............................       18,542,453
Shareholder account services .............................       11,898,218
Shareholder reports and communications ...................        1,608,952
Registration .............................................        1,064,860
Custody and related services .............................          999,671
Auditing and legal fees ..................................          123,504
Directors' fees and expenses .............................           67,952
Miscellaneous ............................................          148,043
                                                               ------------
Total Expenses ............................................................     69,976,691
                                                                              ------------
Net Investment Loss .......................................................    (57,242,089)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments* ........................      909,728,876
Net change in unrealized appreciation of investments .....     (144,024,652)
                                                               ------------
Net Gain on Investments ...................................................    765,704,224
                                                                              ------------
Increase in Net Assets from Operations ....................................   $708,462,135
                                                                              ============

----------
* Includes net realized gain from affiliated issuers of $257,097,287. See Notes to Financial Statements.


-----
16

================================================================================

Statements of Changes in Net Assets

                                                                      YEAR ENDED DECEMBER 31,
                                                                   -----------------------------
                                                                        1997           1996
                                                                   -------------   -------------
OPERATIONS:
Net investment loss .............................................  $ (57,242,089)  $ (38,954,438)
Net realized gain on investments ................................    909,728,876     153,061,653
Net change in unrealized appreciation of investments ............   (144,024,652)    238,743,809
                                                                   -------------   -------------
Increase in Net Assets from Operations ..........................    708,462,135     352,851,024
                                                                   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ......................................................   (621,494,484)   (105,584,145)
   Class B ......................................................    (87,967,545)     (4,686,401)
   Class D ......................................................   (196,816,410)    (33,293,284)
                                                                   -------------   -------------
Decrease in Net Assets from Distributions .......................   (906,278,439)   (143,563,830)
                                                                   -------------   -------------

                                               SHARES
                                     --------------------------
                                       YEAR ENDED DECEMBER 31,
                                     --------------------------
                                         1997          1996
                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS:*
Net proceeds from sale of shares:
   Class A ........................    30,847,206    34,422,498      837,264,966      749,537,882
   Class B ........................    14,952,067     5,362,644      391,781,442      113,021,809
   Class D ........................     8,669,975    11,596,458      225,248,842      243,586,540
Exchanged from associated Funds:
   Class A ........................    29,422,861    37,176,372      787,728,489      814,655,013
   Class B ........................     1,194,212        94,188       29,695,869        1,982,642
   Class D ........................    12,022,132     3,580,521      310,543,695       75,837,958
Shares issued in payment of
gain distributions:
   Class A ........................    23,313,230     4,368,020      569,075,182       98,062,037
   Class B ........................     3,579,064       201,358       82,568,805        4,351,357
   Class D ........................     7,940,049     1,434,633      183,018,029       30,988,033
                                     ------------   -----------   --------------   --------------
Total .............................   131,940,796    98,236,692    3,416,925,319    2,132,023,271
                                     ------------   -----------   --------------   --------------
Cost of shares repurchased:
   Class A ........................   (23,014,559)  (21,671,916)    (611,914,607)    (474,588,279)
   Class B ........................    (1,035,991)     (126,718)     (27,730,271)      (2,780,813)
   Class D ........................    (6,201,793)   (7,424,660)    (158,791,776)    (156,046,056)
Exchanged into associated Funds:
   Class A ........................   (29,624,808)  (39,839,103)    (799,242,903)    (874,567,022)
   Class B ........................      (997,743)     (188,110)     (25,590,755)      (4,005,480)
   Class D ........................   (11,933,465)   (5,088,386)    (311,146,906)    (105,848,538)
                                     ------------   -----------   --------------   --------------
Total .............................   (72,808,359)  (74,338,893)  (1,934,417,218)  (1,617,836,188)
                                     ------------   -----------   --------------   --------------
Increase in Net Assets from Capital
Share Transactions ................    59,132,437    23,897,799    1,482,508,101      514,187,083
                                     ============   ===========   --------------   --------------

Increase in Net Assets ..........................................  1,284,691,797      723,474,277

NET ASSETS:
Beginning of year ...............................................  3,273,499,095    2,550,024,818
                                                                  --------------   --------------
End of Year (including accumulated net investment loss of
$114,234 and $102,022, respectively) ............................ $4,558,190,892   $3,273,499,095
                                                                  ==============   ==============

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.


                                                                           -----

================================================================================

Notes to Financial Statements

1. Multiple Classes of Shares -- Seligman Communications and Information Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1997, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1997, amounted to $6,650,931,325 and $6,334,624,528, respectively.

    At December 31, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $604,883,743 and $392,624,127, respectively.

4. Management Fee, Administrative Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.89% per annum of the Fund's average daily net assets.


-----
18

================================================================================

Notes to Financial Statements

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,126,669 from sales of Class A shares, after commissions of $17,264,591 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1997, fees incurred aggregated $7,044,674, or 0.25% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended December 31, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $2,784,474 and $8,713,305, respectively.

    The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1997, such charges amounted to $266,694.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the year ended December 31, 1997, amounted to $1,048,230.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1997, Seligman Services, Inc. received commissions of $494,285 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $961,731, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $11,898,218 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at December 31, 1997, of $114,234 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- Effective July 23, 1997, the Fund increased its committed line of credit facility with a group of banks to $340 million from $280 million. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.50% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.


                                                                           -----

================================================================================

Notes to Financial Statements

6. Affiliated Issuers -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 1997, is as follows:

                                                 GROSS         GROSS                     REALIZED
                                 BEGINNING     PURCHASES     SALES AND      ENDING         GAIN       DIVIDEND      ENDING
AFFILIATE                         SHARES     AND ADDITIONS  REDUCTIONS      SHARES        (LOSS)       INCOME        VALUE
---------                       ----------   -------------  ----------    ----------   ------------   ---------   -----------
3DO ...........................  2,200,000      100,000        100,000     2,200,000     $ (801,623)       --     $ 4,778,125
Activision.....................  1,000,000      400,000        400,000     1,000,000        823,816        --      17,937,500
ADFlex Solutions...............    750,000      355,000        205,000       900,000     (1,065,874)       --      14,681,250
Altron.........................    900,000           --        900,000            --      3,308,107        --              --
ANSYS..........................    850,000      500,000             --     1,350,000             --        --       9,660,937
Asyst Technologies.............    500,000      787,600        657,600       630,000     14,920,462        --      13,860,000
CIDCO..........................  1,500,000           --             --     1,500,000             --        --      28,593,750
Cognex.........................  1,600,000    1,050,000        300,000     2,350,000      3,516,762        --      64,184,375
Credence Systems...............  1,800,000      580,000        200,000     2,180,000      6,412,170        --      64,446,250
CKS Group......................         --    1,025,000             --     1,025,000             --        --      14,510,156
Encad..........................         --      750,000             --       750,000             --        --      20,812,500
Electronics for Imaging........    900,000    4,400,000        700,000     4,600,000     18,199,594        --      76,331,250
Electro Scientific Industries .    800,000      310,000             --     1,110,000             --        --      42,526,875
Etec Systems...................  1,150,000    2,266,300      1,616,300     1,800,000     25,797,204        --      83,587,500
Fusion Systems.................    590,000           --        590,000            --      6,831,540        --              --
Hadco..........................    540,000    1,772,200      1,187,200     1,125,000     31,716,927        --      50,941,406
In Focus Systems...............    700,000      300,000        315,000       685,000      5,814,982        --      21,020,937
Integrated Process Equipment ..    400,000    1,450,000      1,350,000       500,000      9,870,015        --       7,890,625
Kulicke & Soffa Industries ....        --     2,953,100        653,100     2,300,000      9,104,646        --      42,981,250
Lattice Semiconductor..........  1,900,000    1,653,600      1,453,600     2,100,000     37,439,203        --      99,750,000
Microchip Technology...........  1,325,000    2,418,700        793,700     2,950,000     13,866,524        --     88,684,375
Mylex..........................  1,750,000      250,000      2,000,000            --    (14,522,821)       --              --
Network Associates.............  1,500,000    1,150,000        250,000     2,400,000        942,600        --     126,675,000
Novellus Systems...............  1,000,000    3,275,000      1,550,000     2,725,000     44,629,745        --      88,136,719
Oak Industries.................  1,000,000       50,000             --     1,050,000             --        --      31,171,875
Read-Rite......................    400,000    3,800,000        400,000     3,800,000      4,172,585        --      60,325,000
Structural Dynamics Research ..  2,600,000      950,000        300,000     3,250,000      1,173,509        --      73,531,250
Unitrode.......................         --    1,600,000             --     1,600,000             --        --      34,400,000
Veeco Instruments..............         --      415,000        415,000            --      5,661,109        --              --
VLSI Technology................         --    4,750,000      2,200,000     2,550,000     29,286,105        --      60,243,750
                                                                                       ------------            --------------
TOTAL .........................                                                        $257,097,287            $1,241,662,655
                                                                                       ============            ==============

7. Restricted Securities -- At December 31, 1997, the Fund owned four private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 1997, are as follows:

INVESTMENTS                        ACQUISITION DATES      COST          VALUE
-----------                        -----------------   -----------   -----------
Ambit Design Systems                   12/4/97         $ 2,000,000   $ 2,000,000
CrossRoads Software                   12/23/97           4,000,000     4,000,000
Diamond Lane Communications             9/4/97           1,999,998     1,999,998
UniSite (Class C Preferred Stock)     12/19/97           4,999,951     4,999,951
                                                       -----------   -----------
                                                       $12,999,949   $12,999,949
                                                       ===========   ===========


-----
20

================================================================================

Financial Highlights

    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.

                                                                            CLASS A
                                                 -----------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                   1997(o)    1996(o)     1995(o)   1994(o)     1993
                                                   --------    --------     --------   --------   --------
PER SHARE OPERATING PERFORMANCE:

Net Asset Value, Beginning of Year .............     $23.51      $21.99      $16.64     $13.43     $12.30
                                                    -------     -------     -------    -------    -------
Net investment loss ............................      (0.33)      (0.26)      (0.33)     (0.19)     (0.14)
Net realized and unrealized investment gain ....       6.01        2.84        7.59       4.86       4.37
                                                    -------     -------     -------    -------    -------
Increase from Investment Operations ............       5.68        2.58        7.26       4.67       4.23
Distributions from net gain realized ...........      (5.94)      (1.06)      (1.91)     (1.46)     (3.10)
                                                    -------     -------     -------    -------    -------
Net Increase (Decrease) in Net Asset Value .....      (0.26)      1.52         5.35       3.21       1.13
                                                    -------     -------     -------    -------    -------
Net Asset Value, End of Year ...................     $23.25      $23.51      $21.99     $16.64     $13.43
                                                    =======     =======     =======    =======    =======
TOTAL RETURN BASED ON NET ASSET VALUE: .........      22.95%      11.94%      43.39%     35.30%     35.13%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets .................       1.53%       1.68%       1.61%      1.65%      1.63%
Net investment loss to average net assets ......     (1.21)%     (1.16)%     (1.31)%    (1.27)%    (1.39)%
Portfolio turnover .............................     164.57%     121.32%      65.77%    104.08%    137.10%
Average commission rate paid ...................     $.0544      $.0531
Net Assets, End of Year (000s omitted) ......... $3,107,481  $2,414,672  $1,940,693   $307,542    $92,987

----------
See footnotes on page 22.


                                                                           -----

================================================================================

Financial Highlights

                                                     CLASS B                                     CLASS D
                                              -------------------------   ----------------------------------------------------
                                                 YEAR        4/22/96*               YEAR ENDED DECEMBER 31,            5/3/93*
                                                 ENDED         TO         -----------------------------------------      TO
                                              12/31/97(o)   12/31/96(o)    1997(o)    1996(o)    1995(o)    1994(o)   12/31/93
                                              ------------ ------------   --------   --------   --------   --------   --------
PER SHARE OPERATING
PERFORMANCE:

Net Asset Value, Beginning of Year .......      $22.62        $21.51       $22.61     $21.35      $16.31     $13.32     $12.24
                                                ------        ------       ------     ------      ------     ------     ------
Net investment loss ......................       (0.50)        (0.28)       (0.50)     (0.40)      (0.50)     (0.33)     (0.05)
Net realized and unrealized investment
gain .....................................        5.76          2.45         5.74       2.72        7.45       4.78       4.23
                                                ------        ------       ------     ------      ------     ------     ------
Increase from Investment
Operations ...............................        5.26          2.17         5.24       2.32        6.95       4.45       4.18
Distributions from net gain realized .....       (5.94)        (1.06)       (5.94)     (1.06)      (1.91)     (1.46)     (3.10)
                                                ------        ------       ------     ------      ------     ------     ------
Net Increase (Decrease)
in Net Asset Value .......................       (0.68)         1.11        (0.70)      1.26        5.04       2.99       1.08
                                                ------        ------       ------     ------      ------     ------     ------
Net Asset Value, End of Year .............      $21.94        $22.62       $21.91     $22.61      $21.35     $16.31     $13.32
                                                ======        ======       ======     ======      ======     ======     ======
TOTAL RETURN BASED ON
NET ASSET VALUE:                                 21.96%        10.30%       21.86%     11.07%      42.37%     33.94%     34.89%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...........        2.28%         2.44%+       2.28%      2.43%       2.37%      2.50%      2.56%+
Net investment loss to average net assets        (1.96)%       (1.96)%+     (1.96)%    (1.91)%     (2.07)%    (2.20)%    (2.33)%+
Portfolio turnover .......................      164.57%       121.32%++    164.57%    121.32%      65.77%    104.08%    137.10%+++
Average commission rate paid .............      $.0544        $.0531++     $.0544     $.0531
Net Assets, End of Year
(000s omitted) ...........................    $505,342      $120,848     $945,368   $737,979    $609,332    $96,100     $7,833

----------
*    Commencement of offering of shares.
(o) Per share amounts for the years ended December 31, 1997, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  +  Annualized.
 ++  For the year ended December 31, 1996.
+++  For the year ended December 31, 1993.
See Notes to Financial Statements.


-----
22

================================================================================

Report of Independent Auditors

--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Communications and Information Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 30, 1998

--------------------------------------------------------------------------------


                                                                           -----

================================================================================

Board of Directors

--------------------------------------------------------------------------------

John R. Galvin (2)
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company
Director, USLIFE Corporation

Alice S. Ilchman (3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson (2)
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.

Betsy S. Michel (2)
Trustee, Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris (1)
Chairman
Chairman of the Board, J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney (3)
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan (3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz (1)
Managing Director, J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer (3)
Retired Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson (2)
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino (1)
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director Emeritus

Fred E. Brown
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------
Member:  (1) Executive Committee
         (2) Audit Committee
         (3) Director Nominating Committee

--------------------------------------------------------------------------------

Executive Officers

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Paul H. Wick
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------


-----
24

--------------------------------------------------------------------------------

Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 1997 Mutual Fund Fact Book.


                                                                           -----

--------------------------------------------------------------------------------

FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement Plan Services
(212) 682-7600  Outside the Continental United States
(800) 622-4597  24-Hour Automated Telephone Access Service

                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                 [LOGO]
EQCI2 12/97                                            Printed on Recycled Paper